UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2004

SOMERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27843	77-0521878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5383 Hollister Avenue

Santa Barbara, California 93111

(Address of principal executive offices, including zip code)

(805) 681-3322

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 2, 2004, Somera Communications, Inc. (“Somera”) entered into a new sub-lease agreement with QAD Inc. and The Wright Family C Limited Partnership for the lease of a new facility located at 6410 Via Real, Suite C & D, in Carpenteria, California (the “Carpenteria Lease Agreement”). Somera intends to re-locate its corporate headquarters to the new Carpenteria facility in late December 2004.

The Carpenteria Lease Agreement provides for Somera’s occupancy of approximately 15,232 square feet of the facility commencing on December 1, 2004, and expires August 16, 2011. Somera’s monthly rent under the Carpenteria Lease Agreement is $17,844, subject to annual adjustment beginning on December 1, 2005.

The Carpenteria Lease Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference, and the description thereof contained herein is subject in all respects to the terms and provisions of such agreement.

Item 1.02 Termination of a Material Definitive Agreement.

On December 6, 2004, Somera entered into an agreement with Santa Barbara Corporate Center, LLC (“SBCC”), to terminate the lease previously entered into by Somera for its current corporate headquarters facility located at 5383 Hollister Avenue in Santa Barbara, California (the “Santa Barbara Lease”). The Santa Barbara Lease will terminate effective as of December 31, 2004, contingent upon SBCC entering into a new lease for the premises, and upon Somera vacating the premises by December 31, 2004. In consideration of the agreement to terminate the Santa Barbara Lease, Somera has agreed to pay a termination fee in the amount of $51,897. Also in connection with this lease termination, Somera and the landlord have agreed to a mutual release of any and all claims.

Somera had previously filed the Santa Barbara Lease, together with amendments thereto, with the Securities and Exchange Commission as an exhibit to Somera’s Registration Statement on Form S-1, filed September 10, 1999, as amended (File No. 333-86927).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Sublease Agreement by and between Somera Communications, Inc., QAD Inc. and The Wright Family C Limited Partnership for the premises located at 6410 Via Real, Suite C & D, Carpenteria, California, dated as of December 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMERA COMMUNICATIONS, INC.

By:	/s/ DAVID W. HEARD
David W. Heard President and Chief Executive Officer

Date: December 8, 2004

EXHIBIT INDEX

Exhibit No.	Description
10.1	Sublease Agreement by and between Somera Communications, Inc., QAD Inc. and The Wright Family C Limited Partnership for the premises located at 6410 Via Real, Suite C & D, Carpenteria, California, dated as of December 2, 2004.